UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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TEGNA INC.

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April 2020

Forward-Looking Statements Certain statements in this communication may constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, including the statements regarding the receipt and consideration by the Board of Directors of TEGNA (the “Board”) of the unsolicited acquisition proposals or the actions of third parties with respect thereto. Any forward-looking statements contained herein are subject to a number of risks, trends and uncertainties that could cause actual results or company actions to differ materially from what is expressed or implied by these statements, including risks relating to the coronavirus (COVID-19) pandemic and its effect on U.S. and world financial markets, potential regulatory actions, changes in consumer behaviors and impacts on and modifications to TEGNA’s operations and business relating thereto, TEGNA’s ability to execute on its standalone plan and potential developments involving one or more of the unsolicited acquisition proposals. Other economic, competitive, governmental, technological and other factors and risks that may affect TEGNA’s operations or financial results are discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and in subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). We disclaim any obligation to update these forward-looking statements other than as required by law.

Executive Summary Our Transformation Has Taken Hold And We Are Outperforming Peers Aggressively transformed the portfolio to become a pure-play broadcast company through ~$1.8B of strategic acquisitions at attractive multiples Cap-efficient M&A execution has driven ~$60M of additional EBITDA for each point acquired under the cap Compelling value creation through revenue diversification and margin improvement, leading to EBITDA margins which now exceed peer median Significantly outperformed peers on a 1-year and 2-year TSR basis by 27.4% and 20.5%, respectively1 TSR of 25.8% significantly exceeds peer median of (1.1)% between the market’s recognition of TEGNA as a pure-play and Standard General’s announcement of its four director candidates1, 2 We Are Well-Positioned To Continue Driving Shareholder Value Strong revenue growth, past and future, with EBITDA margins above peer median Strong balance sheet and prudent capital management strategy will continue to enable compelling opportunistic acquisitions We Benefit From A Fit-For-Purpose Board To Oversee Our Continued Execution Eleven diverse, independent directors, including an independent Chair, with the relevant industry, operational and M&A expertise to drive value Four new directors in the past three years, including February 2020 appointment of independent director Karen Grimes Standard General Is Seeking To Replace A Board of Proven Value Creators With A Group That Is Less Experienced And Does Not Have A Comparable Track Record TEGNA’s Board has been and remains open to exploring all paths to continue driving value Board is composed of directors who have experience in successfully navigating downturns; Standard General targets removing the leadership of the Board and replacing them with directors with minimal operating experience, conflicts and track records of underperformance Standard General summarily rejected two separate settlement overtures from TEGNA’s Board – Soo Kim has been unwilling to accept any outcome that does not involve him personally being added to the Board I II III IV Note: All EBITDA metrics refer to Adjusted EBITDA. See Appendix for reconciliation with non-GAAP Net Income 1 Median of broadcast peers including Nexstar, Sinclair, Gray, Scripps and Meredith 2 Reflects time period from the announcement of the KFMB transaction (12/18/2017), when the market first recognized TEGNA as a pure-play, through 1/14/2020, the day prior to Standard General’s initial director nominations

Standard General’s Analysis of TEGNA Is Unfounded Outperformance? A: Third party quote re performance M&A? A: Third party quote Selling company? A: Open to all / Salt impediment / Apollo rejection Board? A: refresh TEGNA’s recent outperformance is NOT due to Standard General or acquisition rumors TEGNA has pursued VALUE ACCRETIVE M&A TEGNA is OPEN to value enhancing transactions TEGNA’s Board is HIGHLY QUALIFIED 1 One-year total shareholder returns of 56.4% (~27% above peer median) and two-year total shareholder returns of 23.6% (~21% above peer median) as of December 31, 2019. Broadcast peers include Nexstar, Sinclair, Gray, Scripps and Meredith TEGNA has outperformed peers as exhibited in its strong TSR and multiple expansion irrespective of Standard General or acquisition rumors1 TEGNA continues to successfully execute on its strategy for value creation and is poised for continued growth “TEGNA looks a lot more appealing regardless of the outcome [with Apollo / Cox] given a consistently improving fundamental story that still has upside potential over the balance of the year.” Benchmark (2/11/20) TEGNA is focused on shareholder value creation rather than size $1.8B of strategic, accretive transactions at attractive multiples since becoming a pure-play Well-positioned for future consolidation Soo Kim pushed for questionable M&A to raise his personal profile at Media General until an activist forced a sale to Nexstar “Deals have been disciplined…we like the deals TEGNA is doing…we’d be surprised if there wasn’t more to come” Wells Fargo (9/23/19) TEGNA’s Board has deep knowledge of the sector and substantial M&A expertise, and has been and remains open to all paths to continue driving value TEGNA engaged with Apollo multiple times in 2019 – Apollo sent a letter in February, stating interest in acquiring TEGNA without specifying a price and sent a different proposal in June to combine with Cox assets it was in the process of acquiring TEGNA has been engaged on four offers it received in 2020 – TEGNA and its advisors engaged extensively with two parties, who performed substantial due diligence and chose to withdraw after recent market dislocation due to COVID-19 Two other bidders have also made proposals, but are not as far along in their engagement with TEGNA Soo Kim has blatantly mischaracterized our process of evaluation; distorting the facts in his press release in attempt to make his case 11 independent, diverse (42% female), Board members with substantial operational and M&A expertise Karen Grimes, added in February 2020, brings fresh perspective given her deep investment expertise while at Wellington investing in both media and advertisers Demonstrated experience in navigating downturns, operationally and executing M&A – which is lacking in Soo Kim’s nominees Soo Kim has selected directors that he has not fully vetted, are conflicted or have not been in the business for a meaningful period of time

Our Transformation Has Taken Hold and We Are Outperforming Peers I

Our Proven Business Strategy Is Driving Disciplined Growth and Value

TEGNA's commitment to financial discipline, superior execution and innovative content and marketing solutions creates a compelling long-term value proposition

Five Key Pillars of Value Creation	Superior Execution
Continue to be **best in class operator**	▪ 50%+ of revenues from political & subscription in '19/'20 ▪ ~31%+ EBITDA margins in 2019 – above the peer median
Disciplined pursuit of **accretive M&A** opportunities resulting from industry consolidation	▪ ~40 stations acquired and $4B+ of transaction value since '13[1] ▪ Recent deals on track to add $200M of EBITDA[2] and free cash flow accretive within nine months ▪ Efficiency of acquisitions have kept us well under the 39% FCC national ownership cap at 32%, with recent transactions only using 3% of space
Pursue **growth opportunities** through innovation and adjacent businesses	▪ Premion in OTT advertising services ▪ Justice Network / Quest in multicast networks ▪ Innovative content: newscast transformation, live TV and digital series Daily Blast Live, VAULT Studios true crime content
Maintain a **strong balance sheet**	▪ Continuing to rapidly delever – $2.1B of recent opportunistic re-financing resulting in effective interest rate of 5% ▪ Extended $1.5B revolver through August 2024 and raised debt covenant to 5.5x ▪ ~75% of fixed-rate debt ensures a low cost of debt
Commitment to **free cash flow generation** and a **balanced capital allocation process**	▪ Disciplined allocation between delevering, M&A and dividend

[1] Belo acquisition ~$2.2B closed on 12/23/13
[2] On a 2-year average basis

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6

Our Execution Has Delivered Strong Performance and Created a Platform for Outsized Growth

TEGNA Post Pure-Play: 2018 – 2019	TEGNA 2020+: Well-Positioned for Growth
1 **Transformed the portfolio** to become pure-play after divesting non-core assets[1]	5 **Driving continued top-line growth and generating strong EBITDA margins** relative to peers
2 **Leading local station platform outperforms** with 60+ stations in 50+ large, strategic markets	6 **Strengthening the revenue mix** by growing high-margin subscription and political revenue
3 **Acquired ~$1.8B of assets** at attractive multiples and accretive to revenue, EBITDA and FCF	7 **Investing in innovation** – Premion, TEGNA's OTT ad network, to drive growth and access to new markets
4 **TSR and EBITDA multiple expansion out-performance relative to peers** since becoming a pure-play	8 **Strong, recurring free cash flow generation** growing faster than revenue
	9 **Open to value enhancing transactions** – Board has been and remains open to all paths to continue driving value

[1] Includes Cars.com spin-off (Jun. 2017), CareerBuilder sale (Jul. 2017), Gannett's publishing business spin-off (Jun. 2015) and London and Belo acquisitions (Dec. 2013 and Jun. 2014, respectively)

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7

1 Aggressive Portfolio Transformation → Best Positioned to Deliver Growth

Successful execution of M&A and strategic initiatives led by the Board and management resulted in…

- Successful integration post Belo acquisition (Dec. 2013, $2.2B)
- Acquired six of London Broadcasting's TV stations (Jul. 2014, $215M)
- Announced spin off of publishing business to **begin evolution into a pure play broadcasting company** (Aug. 2014)

- **Changed name to TEGNA** (Apr. 2015) and **completed spin-off of publishing business Gannett** (Jun. 2015)

GANNETT → TEGNA

- **Launched the industry's first OTT local advertising network, Premion**, to help TEGNA expand its revenue base and provide access to new markets (Nov. 2016)

PREMION – ONE SOLUTION. EVERY ADVANTAGE.

- **Enhanced focus on digital-first strategy**, including integrating digital into newsrooms (May 2017)
- **Completed spin-off of Cars.com** (Jun. 2017), sale of CareerBuilder (Jul. 2017)

Acquired KFMB's San Diego stations (announced Dec. 2017)
★ ***First acquisition as a pure-play***

…transformation of TEGNA into a pure-play broadcasting company

- **2018 – 2019, *completed 5 acquisitions totaling ~$1.8B ($1.5B closed in 2019)*,** strengthening our market positioning, portfolio of stations and shareholder value

- Creates **TEGNA Marketing Solutions** (Nov. 2018)

TEGNA MARKETING SOLUTIONS

- Acquired **15 TV & 2 radio stations** in 2019
  - Toledo / Midland-Odessa (Jan. 2019, $105M)
  - Justice / Quest (June 2019, $77M) [1]
  - Dispatch (Aug. 2019, $535M)
  - Nexstar / Tribune Divestiture (Sept. 2019, $740M)

TEGNA Post Pure-Play

TEGNA Going Forward

2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020+

History of evaluating TEGNA's business portfolio and M&A opportunities with an objective lens to best position TEGNA for shareholder value creation

Note: date of M&A deals represents transaction close unless otherwise noted
[1] Acquisition of 85% of multicast networks not owned from Cooper Media

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8

2 60+ Stations in 50+ Large, Demographically Growing Markets: Leading Local Stations Provide Wide Audience Reach

41.3M[1]
Adults reached via linear TV on our primary affiliates

>60M[2]
Unique digital visitors reached per month

31M[3]
Social followers for primary branded accounts

- **TEGNA stations consistently out-perform in network programming** such as primetime, late night and network news programs
- **Strong local stations / brands drive favorable and successful network, syndication and distribution agreements**
- **Extending local station brands** by redefining news and information multi-platform offerings, particularly OTT
- **Growing share of audience and advertising revenue** by producing unique local content coupled with consumer insights
- **Becoming audience's first choice** by leveraging all our platforms to increase engagement
- **Content produced every day by journalists who have received most prestigious awards in the industry**, including:

News & Documentary Emmy Awards

Alfred I. duPont Columbia University Awards: 2x

Edward R. Murrow Awards: 10x National, 91x Local

The University of Georgia George Foster Peabody

The Walter Cronkite Award: 4x

Variety Magazine (3/26/20)

"…in the space of a week, the assets up for grabs at TEGNA have taken on a very different kind of worth. The spread of the coronavirus pandemic has put a klieg light on the invaluable role that local TV stations play in disseminating news and information in times of crisis and emergency"

VARIETY

[1] As of November 2019
[2] Q4 2019, ComScore
[3] Aggregate of Facebook, Twitter and Instagram followers

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3 Proven Track Record of Strategic, Accretive and Cap-Efficient Deals at Attractive Multiples…

- **Acquisitions in high-spend battleground states** strategically position TEGNA to maximize political ad spend in 2020
- **Track record of cap efficient deals** – additional ~$60M of EBITDA for each point under the cap

Acquisition vs. TEGNA's Historical FV / EBITDA Multiple

TEGNA ~8.0-9.0x 2017-2019 FV / EBITDA Multiple[1]

	6.6x	5.0x	7.9x	6.7x
Target	Midwest	Toledo / Midland-Odessa	Dispatch	Nexstar / Tribune
Transaction Value	$325M	$105M	$535M	$740M
Transaction Close	Feb-2018	Jan-2019	Aug-2019	Sept-2019
EBITDA Multiple	'17/'18 EBITDA including run-rate synergy and tax benefits	'17/'18 EBITDA including run-rate synergy and NPV of tax benefits	'18/'19 EBITDA[2] including run-rate synergy benefits	'18/'19 EBITDA including run-rate synergy and tax benefits

Deals done at attractive multiples below or near TEGNA's trading multiple indicate value accretive deals

[1] 2019 FV / EBITDA multiple represents TEV / Avg. of '19E and '20E EBITDA as of 12/31/19; EV reflects latest publicly available balance sheet figures at the time of market update; figures are pro forma for announced and completed transactions as of 12/31/19 where pro forma information is publicly available at the time of market update. 2017 FV / EBITDA multiple represents TEV / Avg. of '17E and '18E EBITDA as of 12/31/17; EV reflects latest publicly available balance sheet figures at the time of market update; figures are pro forma for announced and completed transactions as of 12/31/17 where pro forma information is publicly available at the time of market update

[2] Excludes tax benefits given all stock transaction

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10

3 …Which Are Enhancing Value for TEGNA's Shareholders

$1.5B of Acquisitions Closed in 2019 Added[1]:

1 Scale	+ 15 Stations
2 Revenue	+ ~$500M
3 EBITDA	+ ~$200M
4 FCF	+ ~$100M

All transactions accretive to

- **FCF immediately**
- **EPS within 9 months**

Our M&A Has Been Transformative

- **Expanded footprint as one of the largest U.S. broadcasting groups** with strategic position in high-spend political ad markets
- **Effective repeatable strategy and track record of integrating assets** by quickly extracting synergies and maximizing value
- **Top-of-the-market rates for our portfolio of Big Four affiliates** help us recognize "mechanical" synergies when we acquire smaller businesses that have less scale
- **Ample room under the cap (7% remaining) to pursue additional M&A** given efficiency of recent acquisitions
- **Buyer multiples reflect the superior value** extracted by applying our top-of-the-market retransmission rates to acquired assets

Wells Fargo (11/8/19)

"TGNA's transformational year is taking shape with Dispatch, Nexstar/ Tribune, Quest and Justice entering execution mode. While the company has stated its focus on integration, we wouldn't rule out further deal making of stations if an opportunity were to present itself given TGNA's headroom under the cap."

[1] Projected Revenue, EBITDA and FCF additions calculated on a 2-year average basis

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11

4 TEGNA Post Pure-Play: Track Record of Outperforming Peers and Delivering Value

Total Shareholder Returns

Following Cars.com spin (Jun. 2017) and sale of CareerBuilder (Jul. 2017), TEGNA structurally became a pure-play competitor



1-Year (12/31/18 – 12/31/19)
2-Year (12/31/17 – 12/31/19)
TEGNA
Peers[1]
56.4%
29.0%
23.6%
3.1%

Execution of Strategy Driving EBITDA Multiple Expansion

Since becoming a pure-play, TEGNA's EBITDA multiple has expanded ~1.5x relative to peers, demonstrating strong creation of value



TEV / EBITDA (12/31/17)[2]
TEV / EBITDA (12/31/19)[3]
8.0x
8.7x
TEGNA
Peers[1]
TEGNA
+0.7x
Peers[1]
(0.7)x
8.7x
8.0x
TEGNA
Peers[1]

Barrington (8/4/17)

"<u>Pure Play Media after Divesting Cars.com and CareerBuilder:</u> [Divestiture proceeds] provide the company with a flexible, well-positioned balance sheet. The company's solid capital position should provide capacity to execute on accretive M&A, and potentially take advantage of proposed regulatory changes in front of the FCC."

Guggenheim (2/11/20)

"Our 8.25x multiple represents a slight premium to the peer average, which we believe is warranted as TGNA is the leading scale player in the group."

Wolfe Research (10/15/19)

"TGNA has historically traded above its peers given historically higher margins (large markets), 1 class of stock, and the absence of family/controlling shareholders."

[1] Median of broadcast peers including Nexstar, Sinclair, Gray, Scripps and Meredith
[2] Represents TEV / Avg. of '17E and '18E EBITDA as of 12/31/17; EV reflects latest publicly available balance sheet figures at the time of market update; figures are pro forma for announced and completed transactions as of 12/31/17 where pro forma information is publicly available at the time of market update
[3] Represents TEV / Avg. of '19E and '20E EBITDA as of 12/31/19; EV reflects latest publicly available balance sheet figures at the time of market update; figures are pro forma for announced and completed transactions as of 12/31/19 where pro forma information is publicly available at the time of market update

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12

We Are Well-Positioned To Continue Driving Shareholder Value II

5 Well-Positioned to Continue Driving Top-line Growth and Generating Strong EBITDA Margins Above Peer Median

Strong Revenue Growth Post Pure-Play…

% denotes revenue growth from previous even or odd year, as appropriate



10.7%
20.8%
$2,207
$2,299
2018
2019
Even Year
Odd Year

…with Post Pure-Play EBITDA Margins Above Peer Median



TEGNA
Peers1
35.4%
30.9%
30.8%
27.9%
2018
2019
Even Year
Odd Year

Key Drivers of TEGNA's Continued Growth

1 Scale / Footprint

- Leading local news and media content provider in markets served
- Positioned in strategic markets to monetize on record level political advertising spend

2 Premion Innovation

- Growth over past two years positions TEGNA to capture revenue well beyond current station footprint
- Well-positioned to further capture market share in OTT advertising

3 Subscribers Repriced

- 85% subscribers repriced by YE 2020 supports ability to secure top-of-market retrans rates for portfolio of Big Four affiliates
- Recent multi-year Big Four affiliate agreement renewals

4 Continued M&A

- Strong FCF generating acquisition to provide further capital for investment in growth
- Stronger AMS[2] revenue across full portfolio of stations, including the 15 stations recently acquired

[1] Median of broadcast peers including Nexstar, Sinclair, Gray, Scripps and Meredith
[2] Advertising & Marketing Services: Advertising (Excluding Political) + Digital revenue

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14

Profitable, predictable subscription revenues growing rapidly – percentage of subscription revenue outpacing the industry average Strong local news stations play a central role in all local political marketing strategies as evidenced by significant political revenue growth, which continues to add stability to advertising revenue on a two-year basis Expect high-margin political and subscription revenues to account for approximately half of total two-year revenues in ’19/’20, and a higher percentage on a rolling two-year cycle going forward Expect growing subscription and political revenues will continue to be relatively immune from secular or economic trends 1 Advertising & Marketing Services: Advertising (Excluding Political) + Digital revenue Advertising & Marketing Services1 Subscription Political Other Total Revenue (In $M) Subscription + Political Revenue > 50% of ’19/’20 Revenues Shift in TEGNA Revenue Composition Strengthening Our Revenue Mix: Increase in High-Margin Subscription and Political Revenue 6

Investing in Growth Through Innovation: OTT Ad Network Extending Beyond TV Reach Compelling OTT Market Opportunity Premion’s Competitive Advantage 1 Fast-Growing Market1 2 Under-Penetrated Market1 2019 2021 1.6x in 2 years 30% 3% of TV viewing of TV ad market but only… 1 Extending Reach Beyond TV 60%+ Minimal incremental investment required for additional growth reach in markets 210 DMAs 2 Synergies with TEGNA’s National AND Local Sales Forces Revenue $100M+ Premion 2019 revenue contribution Margins High teens at maturity Low single digit 110M 600M 1 Magna (Spring 2019) Premion by the Numbers 3 Strategic OTT Partnership with Gray Television households devices Accelerates Premion’s already exceptional growth by expanding local footprint and leveraging Gray’s strong-performing stations $3.8B $6.2B 7

Subscription fees repriced by Q4 2020 Subscription fees repriced in 2019 of total subscribers repriced at top-of-market rates 85% Contractual commitments provide for clear visibility and predictability of FCF growth as well as a buffer against ad market volatility 1 Strong Momentum in Subscription Revenue 2 3 Recent Affiliation Multi-Year Renewals NBC 42% of subs; renews beginning 2021 FOX 6% of subs; renews Mid 2022 CBS 30% of subs; renews end of 2022 ABC 22% of subs; renews late 2023 + + 85% Subscribers to be Repriced + Mid–20s growth going into 2020 + Mid–Twenties growth going into 2020 CAGR +30% Contractual Commitments Provide Clear Visibility and Predictability of Free Cash Flow 8

8 Operational Excellence Results in Strong, Recurring Free Cash Flow Growth

Key Drivers of Strong Free Cash Flow

- **Capex-light business model** (~$50-60M annual recurring capex on annual revenues of ~$3B) further frees up cash flow for additional capital allocation opportunities
- **Acquisition of high-quality assets** generates incremental strong free cash flow
- **Track record as low cost operator** and successful integrations allow for extraction of incremental synergies
- **Aggressive cost reductions** to yield substantial savings:
  - Company-wide efficiency efforts generated $50M of cost savings since June 2017 with ongoing pull through

Barrington (4/3/20)

"While a severe recession could place pressure on leverage, we expect TEGNA to continue to produce strong cash flow generation through the crisis"

Stable, Growing FCF Conversion

FCF Growth > Revenue Growth

19 – 20%

'19A / '20E FCF Conversion

19%

'18A / '19A FCF Conversion

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18

9 Though Still in the Early Stages as a Pure-Play, We Are Well-Positioned to Grow Going Forward

Large transactions (>$2B)

TEGNA Transition to Pure-Play | TEGNA Post Pure-Play

	2015 – 17		2018	2019
TEGNA	Spin-off of Gannett (2015)	Cars.com spin-off Sale of CareerBuilder (2017)	$~300M KFMB Stations	$1.5B 15 TV Stations
gray			$3.5B Raycom	
SCRIPPS			$521M Cordillera Divestitures	$580M Nexstar Divestitures
Nexstar MEDIA GROUP, INC.	$4.4B Media General (2016)		$6.4B Tribune Media	
SINCLAIR BROADCAST GROUP		$240M Bonten (2017)		$10.6B Disney RSNs

TEGNA is in early stages of M&A as a pure-play, relative to peers

- Divested non-core assets to become pure-play in 2017, prior to commencing large transactions
- Prior to becoming a pure-play, we were constrained in the M&A we could pursue
- Our acquisition of KFMB signaled to the market that we had become a pure-play competitor
- Open to all types of transactions and have flexibility to execute due to our strong FCF generation and disciplined capital allocation

Guggenheim (8/6/19)

"We believe TEGNA is well positioned to take advantage of M&A opportunities and in-market consolidation in the evolving deregulatory environment and another significant retrans repricing cycle from 2019-20."

TEGNA is well-positioned for aggressive yet disciplined pursuit of accretive acquisitions and has been and remains open to all transactions that will generate value for shareholders

Note: Dates listed represent transaction announcement dates

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Open to All Value Creating Opportunitiesà Setting the Record Straight Apollo’s 2019 Proposals 2020 Offers TEGNA has been and remains open to all opportunities to drive value, but would only pursue a transaction that is in the best interest of shareholders in any market “Our best guess is that investors were betting heavily on an Apollo/Cox takeover, which continues to feature diminishing returns the more TEGNA outperforms in its MVPD negotiations…TEGNA looks a lot more appealing regardless of the outcome given a consistently improving fundamental story that still has upside potential over the balance of the year.” Benchmark (2/11/20) 9 In 2020, the Company received offers from four parties We and our advisors engaged significantly with two parties and provided extensive non-public due diligence pursuant to non-disclosure agreements Both had made offers prior to COVID-19 and subsequently informed TEGNA they would cease discussions due to market dislocation Two other bidders have also made proposals, but are not as far along in their engagement with TEGNA Standard General is ignoring these disclosures and falsely suggests that no one was able to get information without “certainty of financing” In February 2019, TEGNA engaged with Apollo after receiving a letter expressing their interest in acquiring the Company without specifying a price Apollo abandoned their approach after the stock rose 13.5% after a strong earnings call the following day In June 2019, TEGNA responded to a different proposal to combine TEGNA with Cox assets Apollo was in the process of acquiring The Cox transaction had not yet closed at the time “Deal potential likely sidelined for the moment, but structural positives remain” Barrington (4/3/20)

We Have Assembled A Fit-For-Purpose Board To Oversee Our Continued Execution III

Our Board is Independent, Diverse and Engaged



Howard D. Elias
Independent Chairman, TEGNA
- President, Services and Digital, Dell Technology
- Former President and COO, EMC Global Enterprise Services



Dave Lougee
President and CEO, TEGNA
- Former President, TEGNA Media
- Former President of Broadcasting, Gannett Co., Inc.



Gina L. Bianchini
- Founder and CEO, Mighty Networks
- Former CEO and Co-Founder, Ning, Inc.



Stuart J. Epstein
- CFO, DAZN Group
- Former Co-Managing Partner, Evolution Media
- Former CFO, NBCUniversal



Lidia Fonseca
- EVP, Chief Digital and Technology Officer, Pfizer
- Former CIO, Quest Diagnostics



Karen H. Grimes
- Former Partner, Senior Managing Director, and Equity Portfolio Manager, Wellington Management
- **NEW** *February 2020*



Scott K. McCune
- Founder, MS&E Ventures
- Former VP, Global Media and Integrated Marketing, The Coca-Cola Company



Henry W. McGee
- Senior Lecturer, Harvard Business School
- Former President, HBO Home Entertainment



Susan Ness
- Principal, Susan Ness Strategies
- Former FCC Commissioner



Bruce P. Nolop
- Former CFO, E*TRADE Financial Corporation
- Former CFO, Pitney Bowes Inc.



Neal Shapiro
- President and CEO, WNET
- Former President, NBC News



Melinda C. Witmer
- Founder, LookLeft Media
- Former Chief Video and Content Officer, Time Warner Cable (now Spectrum)

Independent Oversight and Leadership:
- 11 of 12 directors on the Board are independent
- Leadership structure allows for effective, independent Board oversight and communication, while enabling the CEO to focus on executing the strategic plan and managing operations

Active and Engaged Directors:
- Significant amount of time dedicated to Board strategy discussions
- Director participation in extensive shareholder engagement program
- Regularly evaluates all opportunities to create value

Annual Evaluation and Commitment to Refreshment:
- Annual assessment conducted to assess effectiveness of Board and committees
- Ongoing board refreshment process resulted in six new independent directors added over the past five years and the transition of the chairman role during 2018[1]

Gender & Racial Diversity


17%
Racially & Ethnically Diverse
42%
Female

Tenure[1]

Average Tenure: **5.7 yrs**

[1] Includes Gannett board membership prior to the spin-off

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22

Our Directors’ Expertise Aligns with Our Long-Term Strategy

Desired Board Skill	Specific Area of Expertise Represented on Board	# of Directors with Skillset / Experience
Core business fundamentals	***Financial***	●●●●●●
	Marketing	●●●●●●
	Operational	●●●●●●●●●●
Protect and enhance long-term value	***ESG***	●●●●●●●
Strong independent oversight & leadership capabilities	***Public Co. Board***	●●●●●
	Public Co. C-Suite	●●●●●●
	Leadership	●●●●●●●●●●●●
Industry-specific experience	***Media***	●●●●●●●●●●
	Digital / Technology	●●●●●●
Capital allocation and integration expertise	***M&A***	●●●●●●

Director Oversight

TEGNA has a highly capable Board with a track record of operational excellence and successful M&A execution that actively and regularly reviews and oversees development and implementation of long-term strategic plan to drive shareholder value

Recently added Directors’ skills align with TEGNA’s strategy, provide further insight into the evolving media landscape, enhance financial/M&A experience



Karen Grimes ***(Feb. 2020)***
Deep financial and investment expertise, including in media and advertisers, and extensive leadership experience

Adds investor perspective within the Boardroom and enhances depth of financial expertise



Gina Bianchini ***(Feb. 2018)***
Deep expertise in social media and community building technology platforms; significant digital and start-up experience

Experience using technology to connect people mirrors our purpose of serving the greater good and helps TEGNA to evolve in the digital age



Stuart J. Epstein ***(Feb. 2018)***
Extensive experience in media, technology and deep transactional experience; CFO of NBC Universal and also oversaw NBC operating stations

M&A Transaction, strategic, operational and industry experience helps us to analyze opportunities for organic and inorganic growth



Melinda C. Witmer ***(Dec. 2017)***
Experience in capitalizing on market opportunities and emerging media platforms; extensive experience negotiating transactions with local and national broadcasters

Operational experience and industry knowledge of changing consumer trends enhances our ability to anticipate and capitalize on market opportunities

TEGNA
23

Our Board Has Substantial Operational and M&A Experience

Deep Operational Experience…

***10 of 12** TEGNA directors have operational expertise*

Henry W. McGee



- Prior to serving as President of HBO Home Entertainment for ~20 years, was HBO Video SVP of Programming
- Deep understanding of technology use and all aspects of wholesale distribution and international markets

Neal Shapiro



- Former Head of NBC News, leading its top-rated programs, including *Today, Meet the Press* and *Dateline NBC*: worked with both NBC owned and operated TV stations and all NBC local affiliate stations
- Current head of WNET, operating three public television stations in the largest market in the country
- Expert in overseeing operations and strategy of news networks

Melinda C. Witmer



- Former EVP and Chief Video and Content Officer at Time Warner Cable, then the country's second largest cable company by revenue
- Expert in the negotiation of content distribution agreements with local broadcasting groups

…and Track Record of M&A

***6 of 12** TEGNA directors have significant M&A expertise*

Howard D. Elias



- Serves as President, Services and Digital, Dell Technology and was previously President and COO, EMC Global Enterprise Services
- Led EMC through Dell / EMC integration, overseeing value creation for the largest technology merger in history

Stuart J. Epstein



- Previously served as Global Head of Morgan Stanley's Media & Communications team where he advised on numerous large transactions, including Comcast in its merger with NBC Universal
- After, became CFO of NBC Universal including all NBC owned and operated local television stations, where he oversaw the integration

Susan Ness



- Previously served as FCC Commissioner, established a framework for analyzing and approving numerous broadcasting transactions
- Extensive experience and expertise in global and domestic communications and media policy

TEGNA

24

Multiple touchpoints with the Board in the deal process: Review strategic fit, financial overview and preliminary financial analyses prior to initial non-binding submission Updates as the transaction progresses (diligence findings, terms of the transaction, competitive dynamics, etc.) Final transaction approval which would also include final analyses from mgmt. Includes discussions surrounding any material diligence findings, financial model including synergies, financial impact to TEGNA financials, etc. Typically assisted in diligence and negotiation by external advisors Board’s Involvement in M&A Procedures M&A Updates in Regular Board Meetings TEGNA’s Board plays an active and ongoing role in reviewing the M&A landscape. This includes specific review of terms and valuation for all proposed material acquisitions or divestitures Includes overall discussion of the M&A landscape and art of possible transactions (financial considerations, evaluation of potential use / availability under FCC ownership cap, willingness of parties to transact, etc). Session includes a discussion / update on specific active deals and potential opportunities M&A efforts are not limited to station M&A – at various times, we have explored adjacencies or different lines of business / acquisitions Typically includes external advisors Minimum of 1 hour allocated to these discussions at each regular board meeting Our Board Plays a Critical Role in TEGNA’s M&A Process Our Board applies the same thorough process to each potential opportunity, reflecting the Board’s ongoing comprehensive involvement

Regulates quality and integrity of the financial reports Compliance with legal and regulatory requirements Independent registered public accounting firm’s qualifications and independence Performance of the Company’s internal audit function Appoints and is responsible for setting the compensation of the Company’s independent registered public accounting firm Reviews the independent registered public accounting firm’s qualification, performance and independence on an annual basis. Oversees the adequacy and effectiveness of the Company’s accounting and financial controls Oversees guidelines and policies that govern the process by which the Company undertakes financial, accounting and audit risk assessment and risk management Each quarter, reviews financial results for most recently-completed quarter as well as projection for quarter ahead Compared to prior year (1 year and 2 year), budget, forecast and Street estimates Income statement focus on each of the major revenue line and expense items and trends related to: Revenue: AMS, Subscription, Political and Total Expense: Total with and without programming Cash flow related metrics that receive focus: Adjusted EBITDA FCF as a % of Revenue Focused on TEGNA’s Key Metrics Oversight for Financial Reporting Our Board Rigorously Reviews Operational Execution Approximately 1/3rd of each Board meeting is dedicated to discussing operations including performance relative to benchmarks and improvements

Role as Trusted News Source and Board’s Focus on Effective Risk Oversight Increasingly Critical in COVID-19 Pandemic TEGNA produces trusted and impactful content across platforms, telling the stories that matter and keeping viewers informed. As a journalism organization, we have a higher responsibility, and ability, to serve our communities in times of crisis Three of our directors, including current Chairman Howard Elias, were on the Board of Gannett (TEGNA’s predecessor) during the 2008 Global Financial Crisis and helped successfully steer the company through the downturn The Board is committed to steering TEGNA through this uncertain time and is laser-focused on addressing the concerns of stakeholders, including shareholders and employees Regular Board briefings by management; Chairman and CEO are in continuous discussion Emergency and business continuity plans are in place at all of our stations; our station teams are meeting very frequently to discuss and stay ahead of the rapidly developing dynamics of the situation Proactive steps to safeguard our newsrooms and newsroom employees include limiting the number of news and production employees physically at stations, safety measures for crews in the field, eliminating guests, using social distancing, and implementing telework for non-news staff Cross-functional task force in place to manage the Company’s business continuity plans and implementation “Facts Not Fear” Our news leadership team and news directors have outlined a “Facts not Fear” mission for all of our newsrooms as they cover crisis situations, including the COVID-19 pandemic. This means keeping coverage informative, non-sensational and providing context and perspective to our audiences Board Has Experience Successfully Navigating Downturns

Our Corporate Governance Profile Reflects Our Commitment to the Long-Term Interests of Our Shareholders Regularly Refreshed and Independent Board Independent Board chair 11/12 independent Board members Regular executive sessions of independent directors Balanced tenure, with six new independent directors added over the past five years Ongoing board refreshment to align with business evolution Proxy access bylaw provision Diverse, Active and Engaged Board 42% gender diverse Board 17% of Board is ethnically diverse Long-standing shareholder engagement program, including participation by our Independent Chair Significant Board engagement on strategy, operational performance, M&A and risk oversight All directors received > 97% support at annual meeting over the past three years1 Annual Board performance evaluation Substantial portions of total compensation at risk and performance-based Review of compensation and financial performance against internal budgets, results from prior years and peer data to ensure alignment in pay outcomes Anti-hedging and anti-pledging Clawback policy for NEOs Robust executive stock ownership guidelines for NEOs Double-trigger change-in-control and no new excise tax gross-ups since April 2010 Average of 94% say-on-pay support over the past five years Corporate Governance Compensation Governance Our governance policies and practices ensure alignment with the long-term interests of our shareholders 1 Applies to Directors that have been on the Board since 2017

Standard General Is Seeking to Replace A Board Of Proven Value Creators With A Group That Is Less Experienced And Does Not Have A Comparable Track Record IV

Standard General's Track Record of Negative Outcomes

	American Apparel	Media General	RadioShack	TRWH Twin River Worldwide Holdings, Inc.
Campaign Start[1]	July 2014	November 2013	September 2014	March 2019
Standard General Affiliated Board Seats	5[2]	5[3]	–[4]	1
Value Destruction	×[5]	×[6]	×[7]	×[8]
Bankruptcy / Liquidation	×		×	
Lawsuit Filed Against Standard General	×		×	×
Pursuit of Questionable M&A		×		

American Apparel

- **In July 2014, 3 Standard General directors**, including Chair Colleen Brown, who is currently on Standard General's slate, and 2 mutually agreed directors were appointed to the Board and **15 months later, the Company filed for bankruptcy**
- Standard General also backed the company's failed CEO who was accused of **serious misconduct**[10]

Media General

- **In September 2015, Media General director Soo Kim pushed for Meredith acquisition** despite a divided board, due to his own bias[9]
- **Tried to force deal** despite Nexstar proposal to purchase company at a premium, ultimately "sidelin[ed]" by Media General[9]
- Now, Soo Kim publicly touts the successful Nexstar deal

RadioShack

- **Wiped out other shareholders'** equity in February 2015 bankruptcy, but profited from credit position
- In September 2015, Standard General was **accused of undermining the restructuring process and sued by other creditors**[11]

TRWH

- In January 2020, Twin River and Chairman Soo Kim were accused of a **scheme to increase Standard General's ownership** while diluting minority shareholders[12]

[1] Based on 13D filing date of investment unless otherwise noted
[2] Includes mutually agreed upon directors
[3] Includes directors who previously sat on LIN Media and Young Broadcasting
[4] No Board representation, but was the company's largest pre-bankruptcy shareholder and eventually acquired the company through bankruptcy in May 2015, liquidating the company and wiping out other investors
[5] 1-year total shareholder return of (58)% from campaign start date (7/7/14)
[6] Total shareholder return of (26)% from the start of Soo Kim's Board tenure (11/13/13) to Nexstar's bid (9/28/15)

TEGNA

[7] 1-year total shareholder return of (93)% from campaign start date (9/26/14)
[8] Total shareholder return of (56)% from NYSE listing (3/29/19) to 3/31/20 versus S&P decline of (9)% in the same time period
[9] 12/16/2015, https://nypost.com/2015/12/16/nexstar-muses-buyout-of-media-general
[10] 10/5/2015, https://www.wsj.com/articles/american-apparel-filing-shines-light-on-hedge-fundstandard-general-1444088326
[11] 8/31/2015, https://www.wsj.com/articles/radioshack-creditors-sue-hedge-fund-standard-general1441051525
[12] 1/13/2020, https://news.bloomberglaw.com/mergers-and-antitrust/twin-river-board-officers-dodge-most-of-stock-buyback-suit

30

Standard General’s Stated Strategy Creates Possible Conflicts of Interest with Other TEGNA Shareholders Public broadcast media company formed to invest in media assets “for the benefit of Standard General”… Standard General directs Mediaco’s business strategy, owns ~76% of the company and controls ~97% of the shareholder vote Current broadcasting assets include 4 radio stations and has publicly announced its objectives of “future growth in new businesses” Cofounded by Deborah McDermott and Soo Kim as a participant in the broadcast space – initially agreed to acquire nine stations from Sinclair as part of Sinclair’s failed acquisition of Tribune Media Recently acquired 2 TV stations and announced the pending acquisition of 9 TV stations, news production assets, and 15 radio stations Although Ms. McDermott is disclosed as 100% owner of Standard Media, Standard General in fact holds a note convertible into 99% of the limited liability interests in Standard Media1 Our Ethics Policy prohibits directors from having “any outside interest, investment or business relationship that dilutes their loyalty to TEGNA” Given Standard General’s investments in and influence over other broadcasting companies, including Standard Media and Mediaco, the Board determined that Soo Kim would be in many potential conflict situations as a director, with access to sensitive proprietary information (e.g., M&A pipeline, strategy, pricing) Despite Soo Kim’s claim that he “would be willing” to forego certain opportunities if elected, such “commitment” was vague and insufficient to eliminate his extensive conflicts; moreover, there was no suggestion that Soo Kim could legally give up any corporate opportunities on behalf of an entity (for example, Standard Media) that he claims not to control “We look at this acquisition as the first of many as we work to create a new competitive player in the consolidating broadcast TV industry...” – Deborah McDermott, Standard Media founder & Standard General Nominee “He wants to make this a major company… We’re getting a lot of cash, and [Soo is getting] a launching pad.” – Mediaco CEO Jeff Smulyan on Soo Kim’s ambitions for the company Mediaco 1 Standard General holds a note convertible into 99% of the limited liability interests in the company on a fully diluted basis, an option to acquire the assets Standard Media acquired from Citadel Communications and an option to acquire all of the equity interests in Standard Media owned by McDermott Communications, LLC (an entity wholly owned by Ms. McDermott)

Standard General Has A History of Supporting Questionable M&A While on the Board of Media General and Chair of the Finance Committee, Soo Kim pushed for the company’s acquisition of Meredith with a divided board The strategic rationale of the acquisition was widely questioned by Media General shareholders, other Board members and the broader investment community Soo Kim was reportedly “biased toward” a transaction with Meredith that was criticized by shareholders for both poor strategic rationale and inadequate price1 Only after activist shareholder Starboard Value pushed back against the announced transaction with Meredith, and supported the competing Nexstar bid, did Media General reconsider the transaction – and eventually sell to Nexstar, with the Media General board “sidelining” Soo Kim in the process1 Soo Kim attempts to take credit for the value-enhancing Nexstar transaction, but the acquisition happened despite him – not because of him Acquisition of Meredith, as Pushed by Soo Kim, Was Not in Media General Shareholders’ Best Interest Media General one-day stock price reaction in response to proposed acquisition of Meredith driven by Soo Kim (9/8/15) (6)% Media General TSR from the start of Soo Kim’s Board tenure (11/13/13) to Nexstar’s bid (9/28/15), which Soo Kim opposed until activist Starboard Value catalyzed a sale (26)% Media General TSR from initial Nexstar bid (9/28/15) through signing (1/27/16) +45% Only when Nexstar proposed an alternate transaction did Media General’s price recover 1 12/16/2015, https://nypost.com/2015/12/16/nexstar-muses-buyout-of-media-general

Standard General’s Nominees Targeted TEGNA Nominees TEGNA’s Targeted Nominees are More Qualified to Deliver Value Soohyung Kim Standard General, Founding Partner, CEO, CIO Poor track record including history of lawsuits and bankruptcies at companies with a board seat (see page 31) Investments in Standard Media and Mediaco present potential conflicts (see page 32) Questionable disclosure history (see page 36) Standard General is Seeking to Destabilize the Board by Replacing the Current Key Leadership Team vs Colleen B. Brown Marca Global, Founder Has not worked in broadcasting space in six years – lacks operational experience in rapidly evolving landscape Lacks time to devote to Board – currently serves at 8 companies in some capacity, including 3 public boards Chair of American Apparel’s Board leading up to its bankruptcy Has not worked in media industry in over a decade Latest experience at New York Horse Racing Association not additive to TEGNA’s Board Deborah McDermott Standard Media, CEO Potential conflicts of interest as CEO of Standard Media, which is aggressively acquiring broadcast assets Lacks public board experience – only experience in last decade at Mediaco and Young Broadcasting prior to its delisting Targeted TEGNA Nominees Howard D. Elias Dell Technology Services and Digital, President Independent Chairman of the Board Former President and COO, EMC Global Enterprise Services – led EMC through Dell / EMC integration, overseeing value creation for the largest technology merger in history Neal Shapiro Former Head of NBC News Chair, Nominating and Governance Led NBC News’ top rated programs; worked with NBC owned and operated TV stations and all local affiliates President and CEO of WNET, public TV station operator Chair, Audit Significant accounting, finance and transaction experience as CFO of two large public companies Strong knowledge of internal financial controls and transaction structures Chair, Leadership, Development & Compensation Former VP, Global Media and Integrated Marketing, The Coca-Cola Company Experience planning and executing complex operations and innovating new approaches Bruce P. Nolop E*TRADE, Former CFO Scott K. McCune MS&E Ventures, Founder Poor Track Record, Conflicted, Lack of Relevant / Recent Experience Highly Qualified, Depth and Breadth of Expertise Ellen McClain Haime Year Up, CFO (Job Training Non-Profit)

Soo Kim’s Behavior During This Process Raises Significant Concerns About His Suitability as a Director Overreaching Initially sought representation for himself and possibly another nominee, then publicly nominated four nominees and added a fifth Only weeks after hastily adding a fifth nominee to its slate, Standard General discovered the nominee was unable to serve due to a pre-existing contractual restriction and withdrew his nomination Standard General is seeking to oust the Chairman of the Board and Committee Chairs who are crucial to the management of the Company Soo Kim has blatantly mischaracterized TEGNA’s engagement with interested potential bidders, falsely stating that TEGNA was requiring them to “demonstrate certainty of financing”1 As made clear in its press release, TEGNA “engaged substantially” with two parties, including providing them with “extensive non-public due diligence information” – but each subsequently withdrew on their own accord, given market dislocation due to COVID-192 Deliberate Mischaracterization of TEGNA’s Actions 1 Standard General, 3/30/2020 Press Release 2 TEGNA 3/29/20 Press Release Obsessive Focus on Personal Objectives Two separate settlement overtures from the Board were summarily rejected Notwithstanding his conflicts and poor track record as a director, Soo Kim has been unwilling to accept any outcome that does not involve him personally being added to the Board

Standard General has a Questionable Disclosure Record, Continues to Obfuscate Facts Concerning Ownership and Conflicts of Interest Deborah McDermott is currently shown to own 100% of the equity of Standard Media and Standard General is shown to own 0% of the equity of Standard Media TEGNA discovered that Standard General has not disclosed in its proxy materials that it holds (i) a note convertible into 99% of the limited liability interests in Standard Media, (ii) an option to acquire certain Standard Media assets and (iii) an option to acquire from an entity wholly owned by Ms. McDermott, all of its equity interests in Standard Media, which TEGNA discovered only after a supplemental information request following vague information in its D&O Questionnaire response Standard General has not disclosed this connection between itself and Standard Media (and between Soo Kim and Deborah McDermott) in its proxy materials or shareholder communications Lack of Candor Regarding Standard Media Investment Passive Intent When Filing 13G? Despite an investment equal to close to 20% of its fund, Standard General filed a 13G available only to "passive investors" in mid-August and did not switch to 13D until more than a month later on September 26 Purported rationale from its own proxy statement suggests no basis to wait till end of September1 Shareholders should ask themselves whether they accept this story that Standard General had passive intent until September 26 Ownership and Intent Conflicts of Interest 1 Claimed to switch to 13D in response to TEGNA’s purported “treatment of Schedule 13G filers as communicated in the August 20, 2019 investors meeting,” but waited more than one month, until September 26, to switch to a 13D – 3/37/2020 Form PRRN14A, filed by Standard General

Successfully executing on five pillars of value creation strategy – provides strong basis for go-forward growth Diversification and growth of top-line positions TEGNA for success in an evolving media landscape fueled by content innovation, subscription revenue momentum, digital growth initiatives and growing even-year political revenue Culture of innovation and superior execution, with proven ability to leverage our core assets and capabilities to build new, adjacent businesses, such as Premion Primed for future consolidation opportunities given rapid deleveraging going forward, top-of-market Big Four retrans rates and ample room under FCC cap Stable, recurring free cash flow generation and disciplined capital allocation drive flexibility and solid dividend yield to further optimize shareholder value Proven creator of shareholder value as reflected in one-year total shareholder returns of 56.4% (~27% above peer median) and two-year total shareholder returns of 23.6% (~21% above peer median) as of December 31, 2019 Standard General’s Self-Interested Campaign Risks Derailing Our Value Creation Vote the GOLD proxy card for a Board focused on delivering value for ALL shareholders

Appendix

Since We Began Executing As A Pure-Play, Our TSR Has Outperformed Peers

Total Shareholder Return from KFMB Announcement to Dissident Announcement of Nominations



150
140
130
120
110
100
90
80
70
60
12/18/17
4/5/18
7/22/18
11/7/18
2/23/19
6/11/19
9/27/19
1/14/20
27.1%
25.8%
TEGNA
(1.1%)
(3.5%)
TEGNA
Peer Median 3
S&P 1500 Broadcasting & Cable TV Index
S&P 500

TEGNA Has Outperformed Peers Over Any Relevant Timeframe

- **TEGNA outperformed peer TSR median by 26.9% between the date TEGNA was first strategically ready to execute as a pure-play[1] and the unaffected date (1/14/20)**
- **On a 1- and 2-year basis through CYE 2019, TEGNA also outperformed peer median TSR by 27.4% and 20.5%**
  - This strong performance continued into 2020 until the widespread market disruption due to COVID-19
- ***TEGNA's successful execution of its pure play strategy drove this outperformance***
  - Strong financial performance, integration of accretive acquisitions, 2020 guidance and 2021 preliminary outlook



1-Year TSR 2
56.4%
29.0%
TEGNA
Peers3



2-Year TSR 2
23.6%
3.1%
TEGNA
Peers3

[1] TSR reflects time period from the announcement of the KFMB transaction (12/18/2017), when the market first recognized TEGNA as a pure-play, through 1/14/2020, the day prior to Standard General's initial director nominations. TEGNA divested non-core assets to become a pure-play in 2017, structurally becoming a pure-play following Cars.com spin and sale of CareerBuilder in June and July 2017, respectively. Acquisition of KFMB signaled to the market that we had become a pure-play competitor
[2] As of 12/31/19
[3] Median of broadcast peers including Nexstar, Sinclair, Gray, Scripps and Meredith

TEGNA

38

TEGNA: Leading Pure-Play Broadcast Company Source: Nielsen (Sep 2019); Company data 1 As of Feb. 11, 2020 2 Through 4Q 2019 (TTM) TEGNA is an independent media company providing empowering stories, impactful investigations and integrated marketing services through trusted and innovative content across platforms $3.8B Market Cap1 $2.3B Revenues2 $751M EBITDA 51 Markets Stations 62 2nd Largest affiliate group Largest affiliate group Largest owner of Big 4 affiliates in the top 25 markets 1B Total Visitors Across Digital Platforms4 27M Total Active Visitors4 2.69 Total Page Views per Visit4 770M Total Video Plays4 : Legacy TEGNA stations : Dispatch stations : Nexstar / Tribune divestiture stations

Articles Regarding Soo Kim’s Failed Deal at Media General Nexstar Broadcasting met this week with Media General director John Muse in an attempt to negotiate a buyout of the Richmond, Va., company, The Post has learned. Media General, by authorizing the Muse meeting, is sidelining lead independent director Soohyung Kim of Standard General, sources said. It was Kim who structured a rival Media General acquisition of Meredith Corp. — and who some believe is biased toward a Meredith tie-up, sources said. Muse’s private equity firm owns 9 percent of Media General and in August supported a Nexstar $17 a share offer for Media General, sources said. The Media General board rejected that offer — and voted for an acquisition of Meredith. Nexstar then went public with an unsolicited $16.31 offer. Media General’s shares rose 3 percent Wednesday, to $15.37. Both companies declined to comment. John Muse did not return calls. Standard General’s Soo Kim has lost control of Media General — but he made a big profit in the bargain, The Post has learned. Kim bowed out when Nexstar Broadcasting on Wednesday announced an agreement to buy rival television station owner Media General in a $2.1 billion stock and cash deal. Kim’s New York hedge fund is Media General’s largest shareholder, with a 14 percent stake. The investor’s deal to merge Media General with Meredith Corp. was topped by Nexstar, but Kim benefited from the run-up in Media General shares. On Wednesday, Meredith said it would walk away from its agreement with Media General. Standard General first bought debt in bankrupt Young Broadcasting, which merged with Media General — and will now make roughly four times its 2010 investment of $75 million, netting $300 million, a source said. Nypost.com broke the news Monday that Nexstar would announce the acquisition and create the third-biggest television station group, based on advertising revenue, behind only Fox and CBS. Kim, who is also the president of the Stuyvesant High School Alumni Association, originally did not want the sale of Media General to Nexstar because he felt there was more upside with the Meredith deal in the long run, sources said. In fact, Nexstar privately had expressed a desire to buy Media General back in August for $17 a share but was rebuffed by a Kim-controlled board. But Nexstar, run by Chief Executive Perry Sook, followed with a hostile offer in late September and found critical support from shareholder activist Starboard Capital that helped to push the Media General board to sell. Media General will pay Meredith a $60 million termination fee, costing stockholders 47 cents a share. Nexstar ‘Muses’ buyout of Media General (NY Post, 12/16/15) Standard General sees big gain from Media General tussle (NY Post, 1/27/16)

Reconciliations from “Net income” to “Adjusted EBITDA” are presented below (in thousands): Adjusted EBITDA - Non-GAAP 2019 Net income (GAAP basis) $286,235 Plus: Provision for income taxes 89,422 Plus: Interest expense 205,470 (Less): Equity income in unconsolidated investments, net (10,149) Plus: Other non-operating items, net (11,960) Operating income (GAAP basis) $559,018 Plus: Severance expense 6,364 Plus: Acquisition-related costs 30,756 Plus: Advisory fees related to activism defense 6,080 Less: Spectrum repacking reimbursements and other, net (5,335) Adjusted operating income (non-GAAP basis) $596,883 Plus: Depreciation 60,525 Plus: Amortization of intangible assets 50,104 Adjusted EBITDA (non-GAAP basis) $707,512 Corporate - General and administrative expense (non-GAAP basis) 43,085 Adjusted EBITDA, excluding Corporate (non-GAAP basis) $750,597

Reconciliations from “Net income” to “Free cash flow” are presented below (in thousands): Free Cash Flow Reconciliation Net Income from continuing operations (GAAP basis) $286,235 Plus: Provision for income taxes 89,422 Plus: Interest expense 205,470 Plus: Acquisition-related costs 30,756 Plus: Depreciation 60,525 Plus: Amortization 50,104 Plus: Stock-based compensation 20,146 Plus: Company stock 401(k) contribution 9,558 Plus: Syndicated programming amortization 60,757 Plus: Severance expense 6,364 Plus: Advisory fees related to activism defense 6,080 Plus: Cash dividend from equity investments for return on capital 1,325 Plus: Cash reimbursements from spectrum repacking 16,974 (Less) Plus: Other non-operating items, net (11,960) Less: Tax payments, net of refunds (84,045) Less: Spectrum repacking reimbursement and other, net (5,335) Less: Equity income in unconsolidated investments, net (10,149) Less: Syndicated programming payments (58,436) Less: Pension contributions (23,101) Less: Interest payments (186,086) Less: Purchases of property and equipment (88,356) Free cash flow (non-GAAP basis) $376,248 2019

Presentation of Non-GAAP Information We use non-GAAP financial performance to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, the related GAAP measures, nor should they be considered superior to the related GAAP measures, and should be read together with financial information presented on a GAAP basis. Also, our non-GAAP measures may not be comparable to similarly titled measures of other companies.   We discuss Adjusted EBITDA (with and without corporate expenses), a non-GAAP financial performance measure that we believe offers a useful view of the overall operation of our businesses. We define Adjusted EBITDA as net income before (1) interest expense, (2) income taxes, (3) equity income in unconsolidated investments, net, (4) other non-operating items, net, (5) severance expense, (6) acquisition-related costs, (7) advisory fees related to activism defense, (8) spectrum repacking reimbursements and other, net, (9) depreciation and (10) amortization. We believe these adjustments facilitate company-to-company operating performance comparisons by removing potential differences caused by variations unrelated to operating performance, such as capital structures (interest expense), income taxes, and the age and book appreciation of property and equipment (and related depreciation expense). The most directly comparable GAAP financial measure to Adjusted EBITDA is Net income. Users should consider the limitations of using Adjusted EBITDA, including the fact that this measure does not provide a complete measure of our operating performance. Adjusted EBITDA is not intended to purport to be an alternate to net income as a measure of operating performance or to cash flows from operating activities as a measure of liquidity. In particular, Adjusted EBITDA is not intended to be a measure of cash flow available for management’s discretionary expenditures, as this measure does not consider certain cash requirements, such as working capital needs, capital expenditures, contractual commitments, interest payments, tax payments and other debt service requirements.   We also discuss free cash flow, a non-GAAP performance measure. Beginning in the first quarter of 2019 we began using a new methodology to compute free cash flow. The change in methodology was determined to be preferable as it better reflects how the Board of Directors reviews the performance of the business and it more closely aligns to how other companies in the broadcast industry calculate this non-GAAP performance metric. The most directly comparable GAAP financial measure to free cash flow is Net income from continuing operations. Free cash flow is calculated as non-GAAP Adjusted EBITDA (as defined above), further adjusted by adding back (1) stock-based compensation, (2) non-cash 401(k) company match, (3) syndicated programming amortization, (4) pension reimbursements, (5) dividends received from equity method investments and (6) reimbursements from spectrum repacking. This is further adjusted by deducting payments made for (1) syndicated programming, (2) pension, (3) interest, (4) taxes (net of refunds) and (5) purchases of property and equipment. Like Adjusted EBITDA, free cash flow is not intended to be a measure of cash flow available for management’s discretionary use.   In this investor presentation, we present Free Cash Flow as a percentage of Revenue (FCF as % Revenue) for the period 2019-2020. We are not able to reconcile Free Cash Flow for 2020 to its comparable GAAP financial measure without unreasonable efforts because certain information necessary to calculate the measure on a GAAP basis is unavailable, dependent on future events outside of our control and cannot be predicted. Examples of such information include (1) government reimbursement for spectrum repacking, the amount and timing of which are uncertain (2) share based compensation, which is impacted by future share price movement in our stock price and also dependent on future hiring and attrition (3) expenses related to acquisitions and dispositions, the timing and volume of which cannot be predicted. In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors. The actual effect of the reconciling items that we may exclude from the non-GAAP numbers, when determined, may be significant to the calculation of the comparable GAAP measure.

Important Additional Information TEGNA has filed a definitive proxy statement and form of GOLD proxy card with the SEC in connection with the solicitation of proxies for TEGNA’s 2020 Annual Meeting of shareholders (the “Proxy Statement” and such meeting the “2020 Annual Meeting”). TEGNA, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2020 Annual Meeting. Information regarding the names of TEGNA’s directors and executive officers and their respective interests in TEGNA by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in TEGNA’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in TEGNA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 2, 2020. Details concerning the nominees of TEGNA’s Board of Directors for election at the 2020 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF TEGNA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other documents filed by TEGNA free of charge from the SEC’s website, www.sec.gov. TEGNA’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to TEGNA, 8350 Broad Street, Suite 2000, Tysons, VA 22102, or from the TEGNA’s website, https://www.tegna.com.